UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2026

Date of Report (Date of earliest event reported)

STREAMEX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2431 Aloma Avenue, Suite 243

Winter Park, Florida 32792

(Address of principal executive offices) (Zip code)

(203) 409-5444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	STEX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On January 22, 2026, Streamex Corp. delivered a notice terminating the Standby Equity Purchase Agreement (the “SEPA”), dated July 7, 2025, with YA II PN, Ltd. (“Yorkville”), effective five trading days after the notice date. The Company has not sold any securities under the SEPA.

Item 7.01	Regulation FD Disclosure.

On January 23, 2026, the Company issued a press release disclosing the termination of the SEPA and the repayment of the Debentures (as defined below). A copy of the press release is furnished as Exhibit 99.1. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On January 22, 2026, the Company delivered an irrevocable optional prepayment notice with respect to its secured convertible debentures issued to Yorkville dated November 4, 2025, and December 17, 2025 (original aggregate principal amount $50,000,000) (collectively, the “Debentures”). Under the Debentures, the holder has ten trading days from the notice date to elect conversion; on the eleventh trading day, any remaining amount is required to be prepaid at an amount equal to principal, a 10% prepayment premium, and accrued interest. Upon payment in full, related security interests will be released. As disclosed in the notice, if conversions are not effected before the prepayment date, the Company may liquidate allocated vaulted gold bullion credited to a pledged account to fund the prepayment.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 22, 2026 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 27, 2026	By:	/s/ Karl Henry McPhie
		Name:	Karl Henry McPhie
		Title:	Chief Executive Officer